                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                 Amendment No. 2
                                  FORM  8-K/A


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 28, 1995



                        AMATI COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



          0-4187                                  94-1675494
(Commission File Number)                (IRS Employer Identification No.)

     3801 Zanker Road, P.O. Box 5143, San Jose, California 95150
    (Address of Principal Executive Offices)    (Zip Code)



Registrant's telephone number, including area code: (408) 433-3300


                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


          (a) Financial Statements of Amati Communications Corporation ("Old Amati") (incorporated by reference to Amendment No. 3 to Amati Communications Corporation's (formerly ICOT Corporation) Registration Statement on Form S-4 (No. 33-62023) as filed on October 16, 1995, pages F-17 - F-27).



          (c)  Exhibits



               23.1  Consent of Ernst & Young LLP


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                              AMATI COMMUNICATIONS CORPORATION



Date:  February 21, 1996      By:  /s/ James E. Steenbergen
                                   ------------------------------------------
                                   James E. Steenbergen, President and Chief
                                   Executive Officer



                                       -2-